Offerings - Offering: 1	Jun. 04, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Other Rule	true
Security Type	Other
Security Class Title	Deferred Compensation Obligations
Amount Registered | shares	600,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 600,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 82,860.00
Offering Note	(1) The Deferred Compensation Obligations are unsecured obligations to pay deferred compensation in the future in accordance with the terms of the Truist Financial Corporation Non-Qualified Defined Contribution Plan (January 1, 2025 Restatement). (2) The maximum aggregate offering price has been estimated solely for the purpose of calculating the amount of the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended.